                        MODIFICATION OF CREDIT AGREEMENT,
                 GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS


         THIS MODIFICATION OF CREDIT AGREEMENT, GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS (this "MODIFICATION AGREEMENT") is entered into as of January 31, 2000, by and between SBS TECHNOLOGIES, INC., a New Mexico corporation ("BORROWER"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association ("LENDER"), and the Subsidiaries of Borrower listed as Guarantors on the signature pages hereof (the "GUARANTORS").

                                R E C I T A L S:

         WHEREAS, Borrower and Lender (under its prior name, NationsBank, N.A.) have previously executed that certain Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of December 1, 1998, pursuant to which Lender has made available to Borrower a revolving credit loan facility in an amount not to exceed Fifteen Million and No/100 Dollars ($15,000,000.00), which Credit Agreement has been amended by that certain Note Modification Agreement (herein so called) dated as of November 30, 1999 (any capitalized term used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement); and

         WHEREAS, the indebtedness under the Credit Agreement is evidenced by that certain Revolving Promissory Note (the "NOTE") dated December 1, 1998, in the principal face amount of $15,000,000, executed by Borrower and payable to the order of Lender, which Note was modified by the Note Modification Agreement to extend the maturity date thereof to January 31, 2000; and

         WHEREAS, Borrower and the Guarantors have requested an increase in the revolving credit facility to $25,000,000, an extension of the facility, and certain other modifications to the Credit Agreement, the Guaranty Agreements and the other Loan Documents, and Lender has agreed to such modifications, subject to and upon the terms and conditions contained herein.


                               A G R E E M E N T:

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms, conditions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and the Guarantors agree as follows:

         1. INCREASE IN AVAILABLE COMMITMENT. From and after the effective date hereof, the maximum amount of the revolving credit facility under the Credit Agreement shall be increased from $15,000,000.00, to $25,000,000.00. Accordingly, the definition of "AVAILABLE COMMITMENT" set forth in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:


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                  "AVAILABLE COMMITMENT" means the maximum amount available to be advanced under the Credit Facility, being $15,000,000.00 as of the Closing Date through January 30, 2000, and $25,000,000.00 from and after January 31, 2000, subject to reduction as provided in SECTION 3.6(c)."

         2. RESTATED NOTE. To evidence the increased Available Commitment, Borrower shall execute and deliver to Lender contemporaneously with this Modification Agreement, an Amended and Restated Revolving Promissory Note (the "RESTATED NOTE") dated the date hereof, in the original principal face amount of $25,000,000.00, payable to the order of Lender, in substantially the same form as the Note, which Restated Note shall be in renewal, extension, amendment, restatement and replacement of the Note. From and after the date hereof, all references to the term "Note" in the Credit Agreement, each Guaranty Agreement, and all other Loan Documents shall mean and refer to the Restated Note. Accordingly, the definition of "Note' in the Credit Agreement is hereby amended to read in its entirety as follows:

                  "NOTE" means the Revolving Promissory Note dated the date hereof, in the maximum principal amount of $15,000,000.00, executed by Borrower and payable to the order of Lender, in the form of EXHIBIT A attached hereto, as amended, extended, restated and replaced by the Amended and Restated Revolving Promissory Note dated January 31, 2000, in the maximum principal amount of $25,000,000.00, and any and all renewals, supplements, extensions, modifications, amendments, restatements and replacements thereof."

         The original of the Note held by Lender shall be legended to show that it has been amended, restated and replaced by the Restated Note, and then returned to Borrower.

         3. TERMINATION DATE. The revolving credit facility is extended until November 30, 2001, subject to the terms and conditions set forth in the Credit Agreement. Accordingly, clause (i) of the definition of "Termination Date" in
Section 1.1 of the Credit Agreement is amended to insert the date "November 30, 2001", in place of "November 30, 1999." Any reference to the "Termination Date" in the Credit Agreement, the Restated Note, the Guaranty Agreements or any other Loan Document shall mean and refer to such extended Termination Date.

         4. DEFINITION OF DOCUMENTS. All references to the Credit Agreement therein and in the other Loan Documents shall mean the Credit Agreement as amended hereby. The definition of "Loan Documents", as defined in and as used in the Credit Agreement, each Guaranty Agreement and all other Loan Documents, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith, including without limitation the Restated Note.

         5. NAME AND NOTICE ADDRESS FOR LENDER. Lender's name is now Bank of America, N.A., and the definition of "Lender" in Section 1.1 of the Credit Agreement and as defined in the Guaranty Agreements and all other Loan Documents, and all references to "Lender" therein, shall mean Bank of America, N.A. Lender's address for notice, as set forth in Section 9.2(b)(ii) of the Credit Agreement and referred to in all other Loan Documents shall be as follows:


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                             Bank of America, N.A.
                             P. O. Box 25500
                             Albuquerque, NM 87125
                                  or
                             303 Roma NW
                             Albuquerque, NM 87102
                             Telephone No.: 505/282-4777
                             Telecopier No.: 505/282-4712
                             Attention: John A. Sanchez

         6. GUARANTY AGREEMENTS. Each of the undersigned Guarantors expressly acknowledges and agrees to the increase in the Available Commitment to $25,000,000, and the extension of the Termination Date to November 30, 2001, and agrees that its respective Guaranty Agreement, and all indebtedness and obligations and agreements thereunder, are and shall remain in full force and effect with respect to the increased Available Commitment and all amounts that may at any time be outstanding thereunder. The reference to the $15,000,000 Promissory Note in Preliminary Statement (3) of each Guarantor's respective Guaranty Agreement is hereby amended to specifically reflect the Restated Note, in the principal face amount of $25,000,000.00, as a note given in substitution, modification, renewal and extension of the Note therein described. All references to the "Note" in each Guaranty Agreement shall, from and after the date hereof, mean and refer to the Restated Note. Each Guarantor expressly acknowledges and consents to the terms of this Modification Agreement and agrees that pursuant to its respective Guaranty Agreement, such Guarantor continues to guarantee the Restated Note and all of the Obligations under and as defined in the Credit Agreement, as modified, extended and increased hereby, jointly and severally with all other Guarantors.

         7. GUARANTOR NAMES. The names of each Guarantor as stated in the Credit Agreement has changed. Accordingly, the following definitions in
Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

         "BERG" means SBS Technologies, Inc. Telemetry and Communications Products, f/k/a SBS Berg Telemetry Systems, Inc., a California corporation.

         "BIT 3" means SBS Technologies, Inc. Connectivity Products, f/k/a SBS Bit 3 Operations, Inc., a Minnesota corporation.

         "EMBEDDED COMPUTERS" means SBS Technologies Inc. Embedded Computers, f/k/a SBS Embedded Computers, Inc., a New Mexico corporation.

         "GREENSPRING" means SBS Technologies, Inc. Modular/IO, f/k/a SBS Greenspring Modular I/O, Inc., a California corporation.

         "MICRO" means SBS Technologies Inc. Industrial Computers, f/k/a SBS Micro Alliance, Inc., a California corporation.


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         "VI COMPUTER" means SBS Technologies Inc. Communication Products, f/k/a
VI Computer, a California corporation.

         Additionally, or Computers has merged into Embedded Computers and is no longer in existence. Accordingly, that entity is not joining in the execution hereof.

         8. GOVERNING LAW. The parties hereby elect that the Credit Agreement, the Note, the Guaranty Agreements and all of the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New Mexico, rather than Texas law, and that the Note is payable in Albuquerque, New Mexico. Accordingly:

         (a) Section 9.8 of the Credit Agreement is amended such that the bold faced definition of the term "Applicable Law" in the penultimate sentence thereof shall read as follows: "THE TERM `APPLICABLE LAW' AS USED HEREIN SHALL MEAN THE LAWS OF THE STATE OF NEW MEXICO (OR APPLICABLE UNITED STATES FEDERAL LAW TO THE EXTENT THAT IT PERMITS THE LENDERS TO CONTRACT FOR, CHARGE, TAKE, RESERVE OR RECEIVE A GREATER AMOUNT OF INTEREST THAN UNDER NEW MEXICO LAW),"

         (b) Section 9.17 of the Credit Agreement is amended to read in its entirety as follows:

         "9.17 GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF NEW MEXICO AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF NEW MEXICO, EXCEPT TO THE EXTENT FEDERAL LAW GOVERNS PURSUANT TO SECTION 9.8 HEREOF. WITHOUT EXCLUDING ANY OTHER JURISDICTION, BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF NEW MEXICO WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH";

         (c) The definition of "Applicable Law" in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows: "APPLICABLE LAW" means the Laws of the United States of America applicable to contracts made or performed in the State of New Mexico, including without limitation, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit, and the Laws of the State of New Mexico, now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit."

         (d) The definitions of "FDIC Percentage" and of "UCC" in Section 1.1 of the Credit Agreement, and all other references to "Texas", or to "Dallas, Texas" in the Credit Agreement or the Guaranty Agreements are amended to instead refer to "New Mexico" or "Albuquerque, New Mexico", as applicable.

         (e) Section 9 of each of the Guaranty Agreements is amended to reflect that the governing law is the Laws of the State of New Mexico and that non-exclusive jurisdiction is in


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Albuquerque, New Mexico, and each reference therein to "Texas" or to "Dallas,
Texas," is amended to read "New Mexico," or "Albuquerque, New Mexico," as applicable. Additionally, the references to Texas statutes in Section 3(a) of each Guaranty Agreement are modified to refer to comparable provisions of New Mexico Laws, if any; and all references to the Texas Business and Commerce Code and the Uniform Commercial Code (including in Sections 4(a)(vii) or 4(d)(iii) (if applicable)) shall mean and refer to the Uniform Commercial Code as adopted and in effect from time to time in the State of New Mexico.

         9. CONDITIONS PRECEDENT TO THIS MODIFICATION AGREEMENT. As conditions precedent to this Modification Agreement and the agreements herein and modifications to the Credit Agreement pursuant hereto, all of the following shall have been satisfied:

         (a) Borrower and the Guarantors shall have executed and delivered to Lender this Modification Agreement;

         (b) Borrower shall have executed and delivered to Lender the original Restated Note;

         (c) Each of the Guarantors shall have delivered to Lender copies of all appropriate corporate documents, including any amendments to their respective articles or certificates of incorporation, to reflect the Merger of or Computers into Embedded Computers and the change of name of each of the other Guarantors.

         (d) Borrower shall have delivered, or cause to be delivered, to Lender all corporate resolutions, consents, certificates or documents as Lender may request relating to (i) the existence of Borrower and the Guarantors, and (ii) the corporate authority for the execution, enforceability and validity of the Restated Note and this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Lender;

         (e) Borrower shall have paid to Lender the $5,000.00 commitment fee for the increase and extension of the Available Commitment as agreed to between Borrower and Lender, the reasonable attorneys' fees and expenses of Lender's counsel, and any other fees as agreed in connection with this Modification Agreement; and

         (f) No Default of Event of Default shall exist.

         10. REAFFIRMATION OF OBLIGATIONS. Borrower and the Guarantors acknowledge and agree that they are well and truly indebted to Lender pursuant to the Credit Agreement, the respective Guaranty Agreements, the Restated Note and the other Loan Documents, as modified hereby. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of Borrower and each Guarantor contained in the Credit Agreement, each Guaranty Agreement, and the other Loan Documents shall remain unchanged are hereby ratified and confirmed by Borrower and the Guarantors, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.


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         11. NO IMPLIED WAIVERS. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. Borrower and the Guarantors acknowledge and understand that Lender has no obligation to further amend or modify the Credit Agreement, the Note, the Restated Note or any of the other Loan Documents, or any of the terms, provisions or covenants thereof, and that Lender has made no representations regarding any such amendments or modifications. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Modification Agreement, the Credit Agreement, the Guaranty Agreements, or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

         12. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance by the Borrower and the Guarantors of this Modification Agreement and compliance with the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and (ii) do not, and will not violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Tribunal or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject; (b) the signatories below have been duly authorized by all necessary corporate action to make and enter this Modification Agreement as the duly authorized action and deed of Borrower and the Guarantors; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and (d) upon execution and effectiveness hereof, no Default or Event of Default has occurred and is continuing.

         13. RATIFICATION. Except as otherwise expressly modified by this Modification Agreement and the Restated Note, all terms and provisions of the Credit Agreement, the Guaranty Agreements and the other Loan Documents shall remain unchanged and are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         14. FURTHER ASSURANCES. Borrower shall execute and deliver to Lender such other documents as may be necessary or as may be required, in the opinion of Lender and/or counsel to Lender to effect the transactions contemplated hereby and to create and evidence the rights and remedies of the Lender under the Loan Documents.

         15. INCONSISTENT PROVISIONS. This Modification Agreement shall control in the case of any inconsistency between the terms and provisions hereof and those contained in the other Loan Documents.

         16. BINDING AGREEMENT. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.


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         17. GOVERNING LAW. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW MEXICO, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES.

         18. COUNTERPARTS; TELECOPIES. This Modification Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement. In addition, due execution of this Modification Agreement by any party may be evidenced by a telecopy reflecting such party's signature. Any party to this Modification Agreement shall be entitled to receive upon request, from any other party that has previously forwarded an executed counterpart of any such document by telecopy, a duplicate of such document bearing such other party's ink original signature.

         19. ENTIRE AGREEMENT. This Modification Agreement, the Credit Agreement, the Restated Note and the Guaranty Agreements together with the other Loan Documents, contain the entire agreement between the parties relating to the subject matter hereof and thereof.

         THIS MODIFICATION AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         [Remainder of Page Intentionally Left Bank -- Signatures to Follow]

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         IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first above written.


                             BORROWER:

                             SBS TECHNOLOGIES, INC.,
                             a New Mexico corporation


                                  By: /s/ J.E. Dixon
                                     -------------------------------------------
                                      James E. Dixon, Jr.
                                      Vice President, Finance and Administration


                             LENDER:

                             BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association


                             By: /s/
                                ---------------------------------
                             Name: John A. Sanchez
                                  -------------------------------
                             Title: Senior Vice President
                                   ------------------------------


                             GUARANTORS:

                             SBS TECHNOLOGIES INC. CONNECTIVITY PRODUCTS, f/k/a SBS Bit 3 Operations, Inc.

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------

                             SBS TECHNOLOGIES, INC. TELEMETRY AND COMMUNICATIONS PRODUCTS, f/k/a SBS Berg Telemetry Systems, Inc.

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------


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                       SBS TECHNOLOGIES, INC. MODULAR I/O, f/k/a SBS
                             Greenspring Modular I/O, Inc.

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------

                             SBS TECHNOLOGIES INC. EMBEDDED COMPUTERS, f/k/a SBS Embedded Computers, Inc.

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------
                             SBS TECHNOLOGIES INC. INDUSTRIAL COMPUTERS, f/k/a SBS Micro Alliance, Inc.

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------

                             SBS TECHNOLOGIES INC. COMMUNICATIONS PRODUCTS, f/k/a VI Computer

                             By: /s/ J.E. Dixon
                                ---------------------------------
                             Name: J.E. Dixon
                                  -------------------------------
                             Title: Secretary
                                   ------------------------------


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